UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2022 (August 5, 2022)

US Lighting Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-55689	46-3556776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1148 E 222nd St Euclid, Ohio	44117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 896-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common, $0.0001 par value	USLG	OTC

Item 1.01 Entry into a Material Deﬁnitive Agreement.

On August 5, 2022, US Lighting Group, (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with Paul Spivak, a related party, (“Seller”), whereby the Company agreed to acquire one hundred percent of the outstanding shares of common stock of Mig Marine Corp. (“Mig Marine”) in exchange for a promissory note of $6,195,000 (the “Promissory Note”) and a deposit of $683,333 payable on or before August 05, 2023, together representing one hundred percent seller financing of the transaction. The parties agreed that certain assets of Mig Marine were to be excluded from the purchase as more fully set forth in the Agreement. The following are the material terms of the Promissory Note: interest accrues at the rate of 6.25 per annum commencing September 5, 2022; principal and interest will be repaid in consecutive monthly installments of principal and interest, amortized over five years, on the first day of each month commencing the month following execution of the Promissory Note and continuing until August 5, 2027.

The foregoing summary of the terms of the Agreement and Promissory Note are subject to, and qualified in their entirety, to the Agreement and Promissory Note respectively which are included as exhibits to this Report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 5, 2022, the Company closed on the acquisition of all of the outstanding common stock of Mig Marine pursuant to the terms of the Agreement and Promissory Note as set forth in Item 2.01 (which discussion is incorporated by reference herein).

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.01	Stock Purchase Agreement between US Lighting Group, Inc. and Paul Spivak dated August 5, 2022 (including Promissory Note dated August 5, 2022).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 10, 2022	US Lighting Group, Inc.

	By:	/s/ Anthony Corpora
Anthony Corpora
President

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